Deferred consideration (Details Narrative) £ in Thousands, $ in Thousands	1 Months Ended	12 Months Ended
	Apr. 25, 2024 GBP (£)	Dec. 31, 2024 GBP (£)	Dec. 31, 2024 USD ($)
IfrsStatementLineItems [Line Items]
Quarterly payments		£ 1,997	$ 2,494
Estimated expected liability		3,100
Present value		£ 2,500
Liability increase and decrease description		A 1% increase or decrease in the discount rate would decrease or increase the liability by approximately £0.03 million (2023: n/a) and £0.03 million (2023: n/a), respectively.	A 1% increase or decrease in the discount rate would decrease or increase the liability by approximately £0.03 million (2023: n/a) and £0.03 million (2023: n/a), respectively.
Emtora [Member]
IfrsStatementLineItems [Line Items]
Quarterly payments	£ 250	£ 250